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                                                                    EXHIBIT 10.4

                                 PROMISSORY NOTE

 PRINCIPAL           LOAN DATE         MATURITY     LOAN NO   CALL/COLL    ACCOUNT   OFFICER   INITIALS
$500,O0O,00          08-13-2004       08-13-2010                          31883984    66741    [ILLEGIBLE]

  References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.

BORROWER:  CELL & MOLECULAR TECHNOLOGIES, INC. (TIN:               LENDER: PNC BANK, NATIONAL ASSOCIATION
           22-3512377)                                                     BUSINESS BANKING
           580 MARSHALL STREET                                             TWO TOWER CENTER BOULEVARD
           PHILLIPSBURG, NJ 08865                                          EAST BRUNSWICK, NJ 08816

PRINCIPAL AMOUNT: $500,000.00   INITIAL RATE: 4.500%   DATE OF NOTE: AUGUST 13, 2004

PROMISE TO PAY. CELL & MOLECULAR TECHNOLOGIES, INC. ("BORROWER") PROMISES TO PAY TO PNC BANK, NATIONAL ASSOCIATION ("LENDER"), OR ORDER, IN LAWFUL MONEY OF THE UNITED STATES OF AMERICA, THE PRINCIPAL AMOUNT OF FIVE HUNDRED THOUSAND & 00/100 DOLLARS ($500,000.00) OR SO MUCH AS MAY BE OUTSTANDING, TOGETHER WITH INTEREST ON THE UNPAID OUTSTANDING PRINCIPAL BALANCE OF EACH ADVANCE. INTEREST SHALL BE CALCULATED FROM THE DATE OF EACH ADVANCE UNTIL REPAYMENT OF EACH ADVANCE. BORROWER ALSO PROMISES TO PAY ALL APPLICABLE FEES AND EXPENSES.

PAYMENT. BORROWER WILL PAY THIS LOAN IN ACCORDANCE WITH THE FOLLOWING PAYMENT
SCHEDULE:

      PRIOR TO THE CONVERSION DATE, INTEREST ONLY SHALL BE DUE AND PAYABLE COMMENCING ON SEPTEMBER 13, 2004, AND CONTINUING ON THE SAME DAY OF EACH MONTH THEREAFTER UNTIL THE CONVERSION DATE, WHEN ALL ACCRUED INTEREST SHALL BE DUE AND PAYABLE, WITH INTEREST CALCULATED ON THE UNPAID PRINCIPAL BALANCE OF THIS NOTE AT THE INDEX (AS HEREINAFTER DEFINED). FROM AND AFTER THE CONVERSION DATE, PRINCIPAL AND INTEREST SHALL BE DUE AND PAYABLE IN SIXTY (60) EQUAL CONSECUTIVE MONTHLY INSTALLMENTS, EACH OF WHICH SHALL BE IN AN AMOUNT SUFFICIENT TO FULLY AMORTIZE THE OUTSTANDING PRINCIPAL BALANCE OF THE NOTE OVER FIVE (5) YEARS, COMMENCING ON THE 13TH DAY OF THE MONTH FOLLOWING THE MONTH IN WHICH THE CONVERSION DATE OCCURS, WITH INTEREST CALCULATED ON THE UNPAID PRINCIPAL BALANCE AT LENDER'S "AS OFFERED" FIXED RATE OF INTEREST. IF THE LENDER'S "AS OFFERED" RATE IS NOT AGREED UPON BY LENDER AND THE BORROWER, THE INDEX RATE SHALL REMAIN IN EFFECT UNTIL SUCH TIME AS LENDER AND THE BORROWER HAVE AGREED UPON, IN WRITING, A FIXED INTEREST RATE. "IN SUCH EVENT, BORROWER SHALL MAKE THE FOREGOING PRINCIPAL PAYMENTS PLUS INTEREST". BORROWER'S FINAL PAYMENT DUE ON THE FIFTH ANNIVERSARY OF THE CONVERSION DATE WILL INCLUDE ALL PRINCIPAL AND ACCRUED INTEREST NOT YET PAID. WHILE THE INDEX RATE IS IN EFFECT, THE PREPAYMENT PENALTY, AS DEFINED BELOW, SHALL NOT APPLY.

UNLESS OTHERWISE AGREED OR REQUIRED BY APPLICABLE LAW, PAYMENTS WILL BE APPLIED FIRST TO ANY ACCRUED UNPAID INTEREST; THEN TO PRINCIPAL; THEN TO ANY UNPAID COLLECTION COSTS; AND THEN TO ANY LATE CHARGES. THE ANNUAL INTEREST RATE FOR THIS NOTE IS COMPUTED ON A 365/360 BASIS; THAT IS, BY APPLYING THE RATIO OF THE ANNUAL INTEREST RATE OVER A YEAR OF 360 DAYS, MULTIPLIED BY THE OUTSTANDING PRINCIPAL BALANCE, MULTIPLIED BY THE ACTUAL NUMBER OF DAYS THE PRINCIPAL BALANCE IS OUTSTANDING. BORROWER WILL PAY LENDER AT LENDER'S ADDRESS SHOWN ABOVE OR AT SUCH OTHER PLACE AS LENDER MAY DESIGNATE IN WRITING.

VARIABLE INTEREST RATE. The interest rate on this Note is subject to change from time to time based on changes in an independent index which is the Lender's prime rate (the "Index"). The Index is the rate publicly announced by Lender from time to time as its prime rate. The prime rate is not tied to any external rate or index and does not necessarily reflect the lowest rate of interest actually charged by Lender to any particular class or category of customers. If and when the prime rate changes, the rate of interest on this Note will change automatically without notice to Borrower, effective on the date of any such change. Lender will tell Borrower the current index rate upon Borrower's request. Borrower understands that Lender may make loans based on other rates as well. The interest rate change will not occur more often than each day. THE INDEX CURRENTLY IS 4.500% PER ANNUM. THE INTEREST RATE TO BE APPLIED TO THE UNPAID PRINCIPAL BALANCE OF THIS NOTE WILL BE AT A RATE EQUAL TO THE INDEX, RESULTING IN AN INITIAL RATE OF 4.500% PER ANNUM. NOTICE: Under no circumstances will the interest rate on this Note be more than the maximum rate allowed by applicable law.

PREPAYMENT PENALTY. UPON PREPAYMENT OF THIS NOTE, LENDER IS ENTITLED TO THE FOLLOWING PREPAYMENT PENALTY: IF THIS NOTE BEARS INTEREST AT THE FLOATING RATE, THE INDEBTEDNESS MAY BE PREPAID IN WHOLE OR IN PART AT ANY TIME WITHOUT PENALTY. IF THIS NOTE BEARS INTEREST AT A FIXED RATE, NOTWITHSTANDING ANYTHING CONTAINED HEREIN TO THE CONTRARY, UPON ANY PREPAYMENT BY OR ON BEHALF OF THE BORROWER (WHETHER VOLUNTARY, ON DEFAULT OR OTHERWISE), THE BORROWER SHALL, UPON DEMAND BY THE BANK, PAY THE BANK AS COMPENSATION FOR THE COST OF BEING PREPARED TO ADVANCE FIXED RATE FUNDS HEREUNDER AN AMOUNT EQUAL TO THE COST OF PREPAYMENT. "COST OF PREPAYMENT" MEANS AN AMOUNT EQUAL TO THE PRESENT VALUE, IF POSITIVE, OF THE PRODUCT OF (A) THE DIFFERENCE BETWEEN (I) THE YIELD, ON THE BEGINNING DATE OF THE APPLICABLE INTEREST PERIOD, OF A U.S. TREASURY OBLIGATION WITH A MATURITY SIMILAR TO THE APPLICABLE INTEREST PERIOD MINUS (II) THE YIELD ON THE PREPAYMENT DATE, OF A U.S. TREASURY OBLIGATION WITH A MATURITY SIMILAR TO THE REMAINING MATURITY OF THE APPLICABLE INTEREST PERIOD, AND (B) THE PRINCIPAL AMOUNT TO BE PREPAID, AND (C) THE NUMBER OF YEARS, INCLUDING FRACTIONAL YEARS, FROM THE PREPAYMENT DATE TO THE END OF THE APPLICABLE INTEREST PERIOD. THE YIELD ON ANY U.S. TREASURY OBLIGATION SHALL BE DETERMINED BY REFERENCE TO FEDERAL RESERVE STATISTICAL RELEASE H.15(519) "SELECTED INTEREST RATES". FOR PURPOSES OF MAKING PRESENT VALUE CALCULATIONS, THE YIELD TO MATURITY OF A SIMILAR MATURITY U.S. TREASURY OBLIGATION ON THE PREPAYMENT DATE SHALL BE DEEMED THE DISCOUNT RATE. THE COST OF PREPAYMENT SHALL ALSO APPLY TO ANY PAYMENTS MADE AFTER ACCELERATION OF THE MATURITY OF THIS NOTE WHILE A FIXED RATE IS IN EFFECT. EXCEPT FOR THE FOREGOING. BORROWER MAY PAY ALL OR A PORTION OF THE AMOUNT OWED EARLIER THAN IT IS DUE. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments of accrued unpaid interest. Rather, early payments will reduce the principal balance due. Borrower agrees not to send Lender payments marked "paid in full", "without recourse", or similar language. If Borrower sends such a payment, Lender may accept it without losing any of Lender's rights under this Note, and Borrower will remain obligated to pay any further amount owed to Lender. All written communications concerning disputed amounts, including any check or other payment instrument that indicates that the payment constitutes "payment in full" of the amount owed or that is tendered with other conditions or limitations or as full satisfaction of a disputed amount must be mailed or delivered to: PNC Bank, National Association, Attn: Doc Prep/Operations Department - BBCAC, 8800 Tinicum Boulevard 5th Floor Philadelphia, PA 19153.

LATE CHARGE. IF A PAYMENT IS 15 DAYS OR MORE LATE, BORROWER WILL BE CHARGED 5.000% OF THE REGULARLY SCHEDULED PAYMENT OR $100.00, WHICHEVER IS LESS. This late charge shall be paid to lender by borrower for the purpose of defraying the expense incident to the handling of the delinquent payment.

INTEREST AFTER DEFAULT. Upon default, including failure to pay upon final maturity, Lender, at its option, may, if permitted under applicable law, increase the variable interest rate on this Note to 5.000 percentage points over the Index. The interest rate will not exceed the maximum rate permitted by applicable law.

DEFAULT. Each of the following shall constitute an event of default ("Event of Default") under this Note:

      PAYMENT DEFAULT. Borrower fails to make any payment when due.

      OTHER DEFAULTS. Borrower or Grantor fails to comply with or to perform any other term, obligation, covenant or condition contained in this Note or in any of the related documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.

      DEFAULT IN FAVOR OF THIRD PARTIES. Borrower or any Grantor defaults under any loan, extension of credit, security agreement, purchase or

                                 PROMISSORY NOTE
                                    (CONTINUED)                           PAGE 2

      sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's ability to repay this Note or perform Borrower's obligations under this Note or any of the related documents.

      FALSE STATEMENTS. Any warranty, representation or statement made or furnished to Lender by Borrower or on Borrower's behalf under this Note or the related documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

      INSOLVENCY. The dissolution or termination of Borrower's existence as a going business, the insolvency of Borrower, the appointment of a receiver for any part of Borrower's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

      CREDITOR OR FORFEITURE PROCEEDINGS. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower or by any governmental agency against any collateral securing the loan. This includes a garnishment of any of Borrower's accounts, including deposit accounts, with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Borrower as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Borrower gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

      EVENTS AFFECTING GUARANTOR. Any of the preceding events occurs with respect to any Guarantor of any of the indebtedness or any Guarantor dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any guaranty of the indebtedness evidenced by this Note.

      CHANGE IN OWNERSHIP. Any change in ownership of twenty-five percent (25%) or more of the common stock of Borrower.

      ADVERSE CHANGE. A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of this Note is impaired.

      INSECURITY. Lender in good faith believes itself insecure.

LENDER'S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance on this Note and all accrued unpaid interest immediately due, without notice, and then Borrower will pay that amount.

ATTORNEYS' FEES; EXPENSES. Lender may hire or pay someone else to help collect this Note if Borrower does not pay. Borrower will pay Lender that amount. This includes, subject to any limits under applicable law, Lender's attorneys' fees and Lender's legal expenses, whether or not there is a lawsuit, including attorneys' fees, expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals and any anticipated post-judgement collection services. If not prohibited by applicable law, Borrower also will pay any court costs, in addition to all other sums provided by law.

WAIVER OF JURY TRIAL. THE BORROWER IRREVOCABLY WAIVES ANY AND ALL RIGHTS THE BORROWER MAY HAVE TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR CLAIM OF ANY NATURE RELATING TO THIS NOTE, ANY DOCUMENTS EXECUTED IN CONNECTION WITH THIS NOTE OR ANY TRANSACTION CONTEMPLATED IN ANY OF SUCH DOCUMENTS. THE BORROWER ACKNOWLEDGES THAT THE FOREGOING WAIVER IS KNOWING AND VOLUNTARY.

GOVERNING LAW. THIS NOTE WILL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH FEDERAL LAW AND THE LAWS OF THE STATE OF NEW JERSEY. THIS NOTE HAS BEEN ACCEPTED BY LENDER IN THE STATE OF NEW JERSEY.

CHOICE OF VENUE. If there is a lawsuit, Borrower agrees upon Lender's request to submit to the jurisdiction of the courts of Middlesex County, State of New Jersey.

RIGHT OF SETOFF. In addition to all liens upon and rights of setoff against Borrower's money, securities or other property given to Lender by law, Lender shall have, with respect to Borrower's obligations to Lender under this Note and to the extent permitted by law, a contractual possessory security interest in and a contractual right of setoff against, and Borrower hereby assigns, conveys, delivers, pledges and transfers to Lender all of Borrower's right, title and interest in and to, all of Borrower's deposits, moneys, securities and other property now or hereafter in the possession of or on deposit with, or in transit to, Lender or any other direct or indirect subsidiary of The PNC Financial Services Group, Inc., whether held in a general or special account or deposit, whether held jointly with someone else, or whether held for safekeeping or otherwise, excluding, however, all IRA, Keogh, and trust accounts. Every such security interest and right of setoff may be exercised without demand upon or notice to Borrower. Every such right of setoff shall be deemed to have been exercised immediately upon the occurrence of an Event of Default hereunder without any action of Lender, although Lender may enter such setoff on its books and records at a later time.

COLLATERAL. Borrower acknowledges this Note is secured by the following collateral described in the security instruments listed herein, all the terms and conditions of which are hereby incorporated and made a part of this Note:

      (A) a Mortgage dated August 13, 2004, to Lender on real property located in WARREN County, State of New Jersey.

      (B) collateral described in a Commercial Security Agreement dated August 13, 2004.

LINE OF CREDIT. This Note evidences a straight line of credit. Once the total amount of principal has been advanced, Borrower is not entitled to further loan advances. Advances under this Note, as well as directions for payment from Borrower's accounts, may be requested orally or in writing by Borrower or by an authorized person. Lender may, but need not, require that all oral requests be confirmed in writing. Borrower agrees to be liable for all sums either: (A) advanced in accordance with the instructions of an authorized person or (B) credited to any of Borrower's accounts with Lender. The unpaid principal balance owing on this Note at any time may be evidenced by endorsements on this Note or by Lender's internal records, including daily computer print-outs. Lender will have no obligation to advance funds under this Note if: (A) Borrower or any guarantor is in default under the terms of this Note or any agreement that Borrower or any guarantor has with Lender, including any agreement made in connection with the signing of this Note; (B) Borrower or any guarantor ceases doing business or is insolvent; (C) any guarantor seeks, claims or otherwise attempts to limit, modify or revoke such guarantor's guarantee of this Note or any other loan with Lender; (D) Borrower has applied funds provided pursuant to this Note for purposes other than those authorized by Lender; or (E) Lender in good faith believes itself insecure.

FINANCIAL INFORMATION PROVISION. Borrower agrees to deliver any financial and other business information concerning Borrower that Lender may request from time to time, such as annual and interim financial statements (all of which shall be prepared in accordance with generally accepted accounting principles) and federal income tax returns.

DEPOSITORY. Borrower will establish and maintain, with Lender, Borrower's primary depository account(s). If Borrower fails to establish and/or maintain its primary depository account(s) with Lender, Lender may, at its option, upon thirty (30) days notice to Borrower, increase the interest rate payable by Borrower under this Note by up to 1.00 percentage points (1.00%). Lender's right to increase the interest rate pursuant to this paragraph shall be in addition to any other rights or remedies Lender may have under this Note, all of which are hereby reserved, and shall not constitute a waiver, release or limitation upon Lender's exercise of any such rights or remedies.

                                 PROMISSORY NOTE
                                   (CONTINUED)                           PAGE 3

AUTOMATIC DEBIT OF PAYMENTS. The Borrower hereby authorizes the Lender to charge the Borrower's deposit account at the Lender for any payment when due hereunder. If the Borrower revokes this authorization for any reason whatsoever or fails to maintain a deposit account with the Lender which may be charged, the Lender may, at its option, upon thirty (30) days notice to the Borrower, increase the interest rate payable by the Borrower under this Note by twenty-five (25) basis points (0.25%). .

BUSINESS LOAN AGREEMENT. This Note is issued pursuant to a Business Loan Agreement dated May 23, 2001, and the other documents referred to therein, the terms of which are incorporated herein by reference.

CONVERSION DATE. It is agreed that subject to the terms and conditions of this Note and other loan documents, advances under this Note may be requested until August 13, 2005, or until all the funds are advanced, whichever occurs first. Amounts advanced and repaid may not be reborrowed.

SUCCESSOR INTERESTS. The terms of this Note shall be binding upon Borrower, and upon Borrower's heirs, personal representatives, successors and assigns, and shall inure to the benefit of Lender and its successors and assigns.

GENERAL PROVISIONS. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive presentment, demand for payment, and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made. The obligations under this Note are joint and several.

PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS OF THE NOTE.

BORROWER:

CELL & MOLECULAR TECHNOLOGIES, INC.

By: Fredrick B. Rolff
    -----------------------------------------------
    FREDRICK B. ROLFF, FINANCIAL OFFICER OF CELL &
    MOLECULAR TECHNOLOGIES, INC.